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                                                                    Exhibit 99.7


                               AMF BOWLING, INC.

                          NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depositary or other nominee of Rights ("Rights") to purchase shares of Common Stock ("Common Stock") of AMF Bowling, Inc. (the "Company") pursuant to the Rights Offering described and provided for in the Company's prospectus dated _________, 1999 (the "Prospectus"), hereby certifies to the Company and to ______________, as Subscription Agent for such Rights Offering, that (1) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Rights specified below pursuant to the Basic Subscription Privilege (as defined in the Prospectus) on behalf of beneficial owners of Rights who have subscribed for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), listing separately below each such exercised Basic Subscription Privilege and the corresponding Over-Subscription Privilege (without identifying any such beneficial owner) and (2) each such beneficial owner's Basic Subscription Privilege has been exercised in full (if it is exercising its Over-Subscription Privilege):


                                                        NUMBER OF SHARES
 NUMBER OF SHARES OWNED       RIGHTS EXERCISED       SUBSCRIBED FOR PURSUANT
        ON THE               PURSUANT TO BASIC        TO OVER-SUBSCRIPTION
      RECORD DATE          SUBSCRIPTION PRIVILEGE           PRIVILEGE
      -----------          ----------------------           ---------

1.
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9.
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Provide the following information if applicable:


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Depository Trust Company ("DTC")
Participant Number

[PARTICIPANT]

By:
   --------------------------------------------
     Name:
     Title:



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DTC Basic Subscription Confirmation
Number(s)

                                       2